SECURITIES  AND  EXCHANGE  COMMISSION
			     Washington,  D.C.  20549

				    FORM  8-K

				 CURRENT  REPORT

		    Pursuant  to  Section  13  or  15(d)  of
		    the  Securities  Exchange  Act  of  1934

Date  of  Report  (Date  of  earliest  event  reported)     AUGUST  18,  2000
							    -------------------

		  NORTHERN  STATES  POWER  COMPANY (WISCONSIN)
		-----------------------------------------------
	 (Exact  name  of  registrant  as  specified  in  its  charter)


				  WISCONSIN
				 ------------
	       (State  or  other  jurisdiction  of  incorporation)


	10-3140                                          39-0508315
	--------                                        -------------
(Commission  File  Number)                     (IRS Employer Identification No.)


1414  W.  HAMILTON  AVE.  EAU  CLAIRE  WI                               54701
--------------------------------------------                            -----
(Address  of  principal  executive  offices)                          (Zip Code)


Registrant's  telephone  number,  including  area  code             715-839-2621
								    ------------

				    NONE
				    ----
     (Former  name  or  former  address,  if  changed  since  last  report)

Item  4  -  Change  in  Registrant's  Certifying  Accountants
-------------------------------------------------------------

(a) Previous  Independent  Accountants

Northern  States  Power Company, a  Wisconsin  corporation (NSP-Wisconsin) is  a
wholly   owned  subsidiary   of  Northern  States  Power  Company,  a  Minnesota
corporation  (NSP).

On  August  18,  2000, New  Century  Energies, Inc. (NCE) merged  into NSP, with
NSP  as  the  surviving  legal  entity.    NSP  was  renamed  Xcel  Energy  Inc.

In connection with the merger, Xcel Energy's management informed PricewaterhouseCoopers LLP that the firm would no longer be engaged as principal independent accountants for NSP or NSP-Wisconsin. On August 18, 2000, the Audit Committee of Xcel Energy's Board of Directors recommended, and the Xcel Energy Board approved, the decision to change principal independent accountants for NSP for 2000. PricewaterhouseCoopers LLP will be retained as independent accountants for certain of Xcel Energy's non-utility subsidiaries, including NRG Energy, Inc. (also a public registrant).

PricewaterhouseCoopers LLP's reports on NSP-Wisconsin's financial statements for the two most recent fiscal years ended December 31, 1998 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits of NSP-Wisconsin for the two most recent fiscal years and through August 18, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

During NSP-Wisconsin's two most recent fiscal years and through August 18, 2000,
there have  been no reportable events (as defined in Commission Regulation   S-K
Item 304 (a)(1)(v)).

NSP-Wisconsin has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. PricewaterhouseCoopers LLP's letter dated August 18, 2000, is filed as Exhibit 16 to this Form 8-K.

(b) New  Independent  Accountants

The Board of Directors of NSP-Wisconsin is expected to appoint its new principal independent accountants at its meeting scheduled for August 28, 2000.

Item  7  -  Financial  Statements  and  Exhibits
------------------------------------------------

Exhibit  No.  16  - Letter from PricewaterhouseCoopers LLP dated August 18, 2000


				   SIGNATURES
				   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					       Northern  States  Power  Company
					       (a Wisconsin Corporation)


					       /s/

					       John D. Wilson
					       Vice President, Regulatory Affairs
						 and General Counsel

August 23, 2000